UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 11, 2019

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective February 11, 2019, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”) approved the 2019 Annual Incentive Compensation Plan (the “2019 AIP”) that will be applicable to determine annual bonus compensation for performance during the Company’s fiscal year 2019 (i) for four of the five individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K (the fifth such individual, Augustus N. Stephas, is not included in the 2019 AIP due to his retirement from the Company) and (ii) for Jeffery V. Curry, who will become a new “named executive officer” of the Company in connection with the filing of the Company’s proxy statement for the 2019 Annual Meeting of Stockholders.

The 2019 AIP, similar to the Annual Incentive Plans adopted for prior years beginning with fiscal 2015, is designed to reward the named executive officers for the achievement of two annual quantitative operational goals and qualitative individual performance objectives, as assessed by the Compensation Committee. For the Chief Executive Officer, 70% of the total AIP opportunity will be based on the quantitative portion and the remaining 30% will be based on individual performance objectives. For the other named executive officers, 60% of the total award will be based on the quantitative portion and the remaining 40% will be based on individual performance objectives.

The quantitative portion of the 2019 AIP awards will be allocated between two performance measures, each with a 50% weighting: (1) Funds From Operations (“FFO”), as adjusted per diluted share, as reported in the Company’s periodic reports (Forms 10‑K and 10‑Q) filed with the SEC (the “Periodic Reports”) and (2) Same-Center Net Operating Income (“NOI”) growth, as reported in the Periodic Reports. The remaining portion of the AIP will be based on specific individual performance goals under the qualitative portion.

The target cash bonus award levels set by the Compensation Committee under the 2019 AIP for each of the Company’s named executives officers identified above are as follows:

Named Executive Officer	Total 2019 Target Cash Bonus Award	Quantitative Allocation	Qualitative/ Individual Allocation
Stephen D. Lebovitz, Chief Executive Officer	$965,081	70%	30%
Charles B. Lebovitz, Chairman of the Board	$423,282	60%	40%
Michael I. Lebovitz, President	$321,694	60%	40%
Farzana Khaleel, Executive Vice President - Chief Financial Officer and Treasurer	$321,694	60%	40%
Jeffery V. Curry, Chief Legal Officer and Secretary	$209,475	60%	40%

Achievement of target performance for a performance measure will result in 100% payout of the quantitative portion of the award based on that performance measure. Performance that meets threshold requirements will result in 50% (of target) payout of the quantitative portion of the award based on that performance measure and achievement of the maximum performance for a performance measure will result in 150% (of target) payout. Performance achieved between threshold and maximum level for either metric will result in a prorated bonus payout. There will be no payout for the portion of any award that is based on a performance measure for which less than the threshold level of performance is achieved. The Compensation Committee has the ability to adjust each metric, if appropriate, to account for significant unbudgeted transactions or events.

The individual performance goals established by the Compensation Committee for each named executive officer under the qualitative portion of the 2019 AIP are outlined below:

Named Executive Officer	2019 Individual Performance Objectives
Stephen D. Lebovitz
(1) refining, enhancing and executing the Company’s strategic and business plans
(2) effective communications and interactions with the investment community
(3) regular communication and interaction with the Board
(4) maintain and enhance key retailer, financial and other relationships
(5) effective corporate and executive team communication, motivation and management

Charles B. Lebovitz
(1) effective Board management
(2) maintain and enhance key retailer and other relationships
(3) broad involvement and stewardship of the Company’s strategic objectives and business performance
(4) support the CEO in developing and executing the Company’s strategic and business plans

Michael I. Lebovitz
(1) supervision of redevelopment projects to achieve approved pro forma returns and scheduled openings
(2) manage and enhance joint venture partner relationships and greater involvement with financial institutions and the investment community
(3) effective oversight of the implementation of technology and organizational initiatives including supporting the CEO in implementing organizational changes
(4) effective management and team building for the Development, Human Resources and Information Technology divisions of the Company and closer working relationships with other areas of the Company
(5) support the CEO in developing and executing the Company’s strategic and business plans

Farzana Khaleel
(1) successful execution of the Company’s balance sheet strategy (as presented in the quarterly liquidity plans) including maintaining/improving key credit metrics and effective interactions with rating agencies, banks and other financial entities
(2) effective management and oversight of the financial services and accounting divisions
(3) maintain and improve key financial and joint venture partner relationships
(4) improve interactions with the investment community through earnings calls, presentations and investor conferences/meetings
(5) support the CEO in implementing organizational changes as well as developing and executing the Company’s strategic and business plans

Jeffery V. Curry
(1) oversight of litigation that the Company is facing
(2) effective management and oversight of the legal department
(3) continued involvement in Board material preparation and Board support as necessary
(4) coordination with and support for other members of the senior Executive team
(5) support the CEO in developing and executing the Company’s strategic and business plans

The additional terms of the 2019 AIP are substantially identical to those of the 2018 Annual Incentive Plan for the Company’s named executive officers, as described in the proxy statement for the Company’s 2018 Annual Meeting of Stockholders previously filed with the SEC. The 2019 AIP is an unfunded arrangement and any compensation payable thereunder may be evaluated, modified or revoked at any time in the sole discretion of the Compensation Committee, which is responsible for administering the plan.
The foregoing summary description of the 2019 AIP is not complete, and is qualified in its entirety by reference to the full text of the 2019 AIP, which is filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
10.2.13	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2019). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Andrew F. Cobb
Andrew F. Cobb
Senior Vice President - Director of Accounting

CBL & ASSOCIATES LIMITED PARTNERSHIP
By: CBL HOLDINGS I, INC., its general partner

/s/ Andrew F. Cobb
Andrew F. Cobb
Senior Vice President - Director of Accounting

Date: February 15, 2019